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                                                                    EXHIBIT 24.0


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Standard Pacific Corp.:

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 27, 1997, included in this Form 10-K into Standard Pacific Corp.'s previously filed Form S-8 Registration Statement File No. 33-44954.


                                                             ARTHUR ANDERSEN LLP


Orange County, California
January 27, 1997